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                                                                    Exhibit 99.2


                                VOTING AGREEMENT


          THIS VOTING AGREEMENT (this "Agreement"), dated as of July 8, 1999, is entered into by and among K N Energy, Inc., a Kansas corporation ("Parent"), Richard D. Kinder, an individual ("Kinder") and Morgan Associates, Inc. ("Morgan"), a Kansas corporation wholly-owned by William V. Morgan. Kinder and Morgan may be referred to individually as a "Stockholder" and together as the "Stockholders."

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, simultaneously with the execution of this Agreement, Parent, Rockies Merger Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub") and Kinder Morgan, Inc., a Delaware corporation (the "Company") are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, that Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation (the "Merger");

          WHEREAS, as of the date hereof, each of the Stockholders is the record and beneficial owners of, and has the sole right to vote and dispose of, the number of shares of capital stock in the Company (the "Company Stock") set forth opposite his name on Schedule I hereto; and

          WHEREAS, as an inducement and a condition to Parent and Merger Sub entering into the Merger Agreement and incurring the obligations set forth therein, Parent and Merger Sub have required that the Stockholders enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Certain Definitions. Capitalized terms used herein but not defined shall have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:
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          "Affiliate" shall mean, with respect to any specified Person, any
Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

          "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person includes securities Beneficially Owned by all Affiliates of such Person and all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

          "Company Stock" shall have the meaning set forth in the recitals to this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Merger" shall have the meaning set forth in the recitals to this Agreement.

          "Owned Shares" shall mean, with respect to the Stockholders, the shares of Company Stock Beneficially Owned by each such Stockholder on the date hereof, together with any other shares of Company Stock, or any other securities of the Company entitled, or which may be entitled, to vote generally in the election of directors and any securities convertible into or exercisable or exchangeable for such securities (whether or not subject to contingencies with respect to any matter or proposal submitted for the vote or consent of stockholders of the Company), now or hereafter Beneficially Owned by each such Stockholder.

          "Person" shall mean an individual, corporation, partnership, limited liability corporation, joint venture, association, trust, unincorporated organization or other entity.

          "Subject Company" shall have the meaning set forth in Section 2.

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          "Transfer" shall mean, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

          2. Voting of Owned Shares; Proxy. (a) Each Stockholder hereby agrees that, during any time prior to the Effective Time while this Agreement is in effect, at any meeting (whether annual or special, and whether or not an adjourned or postponed meeting) of the Company's stockholders, however called, or in connection with any written consent of the Company's stockholders, he shall vote (or cause to be voted) all Owned Shares: (i) in favor of the Merger, the Merger Agreement (as amended from time to time) and the transactions contemplated by the Merger Agreement; (ii) against any action or agreement that would (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholders under this Agreement or (B) impede, interfere with, delay, postpone, or adversely affect the Merger or the transactions contemplated by the Merger Agreement or this Agreement; and (iii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement and this Agreement): (I) any extraordinary corporate transaction, such as a recapitalization, merger, consolidation or other business combination involving the Company and/or any of its Subsidiaries (the "Subject Companies"), (II) any sale, lease or transfer of a material amount of the assets or business of the Subject Companies; and (III) any other action which is intended or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement or the contemplated economic benefits of any of the foregoing. The Stockholders, in their capacity as Stockholders of the Company, shall not enter into any agreement, arrangement or understanding with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in or referenced by this Section 2(a).

          (b) Each Stockholder agrees to grant, at the request of the Company, upon the execution and delivery of the Merger Agreement, a proxy to vote the Owned Shares as indicated in subsection 2(a) above. Each Stockholder intends such proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by him with respect to the Owned Shares; provided, however, that such

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proxy shall terminate and be deemed revoked upon the termination of this
Agreement pursuant to Section 3 hereof.

          3. Termination. This Agreement shall terminate upon the earlier to occur of (i) the consummation of the transactions contemplated by the Merger Agreement and (ii) the termination of the Merger Agreement in accordance with its terms.

          4. Restrictions on Transfer; Other Proxies. The Stockholders shall not, directly or indirectly: (i) Transfer to any Person any or all Owned Shares;
(ii) grant any proxies or powers of attorney, deposit any Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares; or (iii) take any action in their capacity as Stockholders of the Company that would make any representation or warranty of the Stockholders contained herein untrue or incorrect or would result in a breach by the Stockholders of their obligations under this Agreement or a breach by the Company of its obligations under the Merger Agreement.

          5. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent as follows:

          (a) Morgan is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas. Each Stockholder has all necessary corporate or other, as the case may be, power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder. The execution and delivery by Morgan of this Agreement and the performance by Morgan of its obligations hereunder have been duly and validly authorized by the Board of Directors of Morgan and no other corporate proceedings on the part of Morgan are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

          (b) This Agreement has been duly and validly executed and delivered by each Stockholder and, assuming the due authorization, execution and delivery hereof by Parent, constitutes a valid and binding obligation of each Stockholder, enforceable against each of them in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law)).

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          (c)  Each of the Stockholders is the record and Beneficial Owner of all of the Owned Shares indicated opposite such Stockholders' name on Schedule I hereto, which constitute all of the Owned Shares Beneficially Owned by such Stockholder, free and clear of all liens, pledges, charges, claims, security interests and other encumbrances. Other than as provided in this Agreement or in the Company Disclosure Schedule, there are no restrictions on the voting rights or right of disposition pertaining to such Owned Shares.

          (d) Neither the execution and delivery of this Agreement nor the consummation by the Stockholders of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which either Stockholder is a party or by which either Stockholder is bound.

          6. Representations and Warranties of Parent. Parent hereby represents, warrants and covenants to the Stockholders as follows:

          (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Parent of this Agreement and the performance by Parent of its obligations hereunder have been duly and validly authorized by the Board of Directors of Parent and no other corporate proceedings on the part of Parent are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

          (b) This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery hereof by the Stockholders, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law)).

          (c) Neither the execution and delivery of this Agreement nor the consummation by Parent of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment,

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agreement, arrangement or restriction of any kind to which Parent is a party or by which Parent is bound.

          7. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

          8.   Miscellaneous.

          (a) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          (b) The Stockholders agree that this Agreement and the respective rights and obligations of the Stockholders hereunder shall attach to any shares of Company Stock, any securities convertible into such shares, and any other securities of the Company entitled, or which may be entitled, to vote generally in the election of directors and any securities convertible into or exercisable or exchangeable for such securities (whether or not subject to contingencies with respect to any matter or proposal submitted for the vote or consent of the stockholders of the Company), that may become Beneficially Owned by such Stockholders.

          (c) Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

          (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party (whether by operation of law or otherwise) without the prior written consent of each other party to this Agreement; provided, that Parent may assign its rights and obligations hereunder to any Subsidiary or Affiliate of Parent, but no such assignment shall relieve Parent of its obligations hereunder. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any

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rights, benefits or remedies of any nature whatsoever under or by reason of this
Agreement.

          (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

          (f) All notices and other communications hereunder shall be in writing and shall be deemed given upon (i) transmitter's confirmation of a receipt of a facsimile transmission, (ii) confirmed delivery by a standard overnight carrier or when delivered by hand or (iii) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

          If to Parent:

          K N Energy, Inc.
          370 Van Gordon Street
          Phase II - 4th Floor SE
          Lakewood, Colorado  80228-8304
          Attention:    Martha B. Wyrsch
                        Vice President and General Counsel
          Fax:  (303) 763-3115

          Copy to:

          Skadden, Arps, Slate, Meagher & Flom LLP
          1440 New York Avenue, N.W.
          Washington, DC  20005-2111
          Attention:    Michael P. Rogan, Esq.
          Fax:  (202) 393-5760

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          If to the Stockholders:

          c/o Kinder Morgan, Inc.
          1301 McKinney, Suite 3400
          Houston, Texas  77010
          Attention:    Joe Listengart
          Fax:  (713) 844-9570

          Copy to:

          Bracewell & Patterson, L.L.P.
          South Tower Pennzoil Place
          711 Louisiana Street, Suite 2900
          Houston, Texas  77002-2781
          Attention:    David L. Ronn, Esq.
          Fax:  (713) 221-1212

or to such other address or facsimile number as the Person to whom notice is given shall have previously furnished to the others in writing in the manner set forth above.

          (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          (h) Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (i) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and
(ii) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in any state or federal court sitting in Delaware. The parties hereto consent to personal jurisdiction in any such action brought in any state or federal court sitting in Delaware and to service of process upon it in the manner set forth in Section 8(f) hereof.

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          (i)  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (j) This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including matters of validity, construction, effect, performance and remedies.

          (k) The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. "Include," "includes," and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import.

          (l) Unless otherwise noted, all section references in this Agreement are references to the specified section of this Agreement.

          (m) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, Parent and each of the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.


                                        K N ENERGY, INC.



                                        By:  /s/ Stewart A. Bliss
                                             -----------------------------------
                                             Name:   Stewart A. Bliss
                                             Title:  Interim CEO


                                        RICHARD D. KINDER



                                        /s/ Richard D. Kinder
                                        ----------------------------------------
                                        Name:  Richard D. Kinder


                                        MORGAN ASSOCIATES, INC.



                                        By:  /s/ William V. Morgan
                                             -----------------------------------
                                             Name:   William V. Morgan
                                             Title:  President

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                                   Schedule I
                                   ----------


Stockholder                        Number of Shares of Company Stock
-----------                        ---------------------------------

Richard D. Kinder:                 5,801.0 shares of Class A Common Stock
                                     444.8 shares of Class B Common Stock


Morgan Associates, Inc.:           2,246.0 shares of Class A Common Stock
                                     111.2 shares of Class B Common Stock


                                     Sch.1-1